UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 12, 2012

Date of Report (Date of earliest event reported)

NPS PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-23272	87-0439579
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

550 Hills Drive, 3rd Floor

Bedminster, NJ 07921

(Address of principal executive offices)

(908) 450-5300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03.                               Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 12, 2012, the Company’s Board of Directors amended Sections 3.2.5 of its Amended and Restated Bylaws to adopt majority voting with respect to nominees for the Board of Directors at any meeting at which quorum is present and whereas of that date there are not more nominees than the number of directors to be elected.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                   Exhibits

Exhibit No.	Description
3.2	Amended and Restated Bylaws of NPS Pharmaceuticals, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 12, 2012	NPS PHARMACEUTICALS, INC.

	By:	/s/ EDWARD STRATEMEIER
Edward Stratemeier Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
3.2	Amended and Restated Bylaws of NPS Pharmaceuticals, Inc.